THE DUNHAM FUNDS

Dunham Corporate/Government Bond Fund

Dunham High Yield Bond Fund

Dunham International Stock Fund

Dunham Large Cap Growth Fund

Dunham Short Term Bond Fund

Dunham Small Cap Value Fund

(each, a “Fund” of AdvisorOne Funds, the “Trust”)

Supplement dated December 19, 2005 (effective at the close of business)

To the Combined Prospectuses for Class C and Class N Shares, and the

Combined Statement of Additional Information, each dated

November 1, 2004 (as revised December 10, 2004)

(This Supplement incorporates previous supplements dated April 27, 2005, May 10, 2005, July 1, 2005, September 30, 2005 and November 15, 2005)

The following supersedes any contrary information contained in the Funds’ current Prospectuses and the Combined Statement of Additional Information described above.

All Funds:

The section entitled: “Purchasing Fund Shares – Receipt of Orders” with respect to the Class N shares Prospectus, located on page 44, is hereby amended to read as follows:

Class N shares are available either through an asset allocation program offered through the Adviser or through brokerage platforms under contractual arrangements with the Adviser.  Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders through the Distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customer by each individual financial institution or intermediary.

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The following paragraph is to be added under the section entitled: “The Adviser”:

The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap program using the Dunham Funds. The Program may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Funds. The Adviser takes a portion of the revenues it receives from the Program and reimburses certain non-affiliated financial advisors for their product marketing and business development efforts. This amount may be from $2,500.00 up to $12,500.00 a year, depending on the dollar amount of client assets in various Dunham offerings.  The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser. The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

Dunham Small Cap Value Fund

As of November 1, 2005, the following individual manages the Dunham Small Cap Value Fund:

Daniel J. Goldfarb, CFA

Managing Director, Portfolio Manager

Daniel Goldfarb is head of the firm’s Small Cap Core Growth Team and is responsible for co-managing the Micro Cap Core, Small Cap Growth and Small Cap Core strategies.  He also serves as an equity analyst for these strategies.  Dan has over 19 years of investment experience.  Prior to joining Babson Capital in 1995, Dan worked at Drexel Burnham Lambert, Smith Barney and Wilmington Trust.  Dan has covered financial institutions for his entire career plus several additional industries including telecom (10 years), electric utilities (10 years), and REITs (five years).  He holds a B.A. from Hobart College and an M.B.A. from Vanderbilt University.  Dan is also a member of the CFA Institute and Treasurer of the Bank Analyst Association of Boston.

Dunham Corporate/Government Bond Fund

Effective immediately, Albert Gutierrez is the lead portfolio manager of the Dunham Corporate/ Government Bond Fund. Gail Seneca, PhD., no longer serves as portfolio manager of the Dunham Corporate/Government Bond Fund.

Effective on or about December 19, 2005, the Sub-Adviser to the Dunham Corporate/Government Bond Fund, under normal market conditions, may invest up to 20% of the Fund’s net assets in derivatives, including credit default swaps and financial futures. Financial Futures include treasury note futures, bond futures, and Eurodollar futures.

Credit Default Swaps - A specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal.  Swaps are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

Financial Futures - Financial futures are a liquid, low cost way to adjust the interest rate sensitivity of a bond portfolio. Since they are exchange traded, there is no counterparty risk and documentation is minimal. Positions are marked to market daily and collateral is exchanged according to the mark. Futures price movements closely approximate the movements of the underlying treasury securities.  Financial Futures are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

Derivative Strategies/Risks.  When the sub-adviser uses financial derivatives, such as financial futures and credit default swaps, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

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On March 24, 2004 and April 27, 2005, the Board of Trustees of the Trust approved the issuance of a proxy statement to Fund shareholders, approved certain advisory and sub-advisory arrangements and revised certain investment policies of the Funds, as indicated below.  In addition, on September 23, 2005, the Board approved a change in investment policy with respect to the Dunham High Yield Bond Fund, as indicated below.

Dunham High Yield Bond Fund

The Dunham High Yield Bond Fund commenced operations effective July 1, 2005.  The Sub-Adviser to the Fund will be PENN Capital Management, The Libertyview Building, 457 Haddonfield Road, Suite 210, Cherry Hill, NJ 08002.

	Dunham High-Yield Bond Fund Class C	Dunham High-Yield Bond Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Maximum Sales Charge on Reinvested Dividends/ Distributions (as a % of offering price)	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)
Adviser Fee	0.60%	0.60%
Sub-Adviser Fee	0.50%	0.50%
Distribution Fees (Rule 12b-1 Expenses)	0.50%	NONE
Shareholder Service Fees	0.25%	NONE
Other Expenses (2)	0.88%	0.88%
Total Annual Fund Operating Expenses	2.73%	1.98%

Example

This example is intended to help you compare the cost of investing in Class N or C shares of the Funds with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in Class N or C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Year	Dunham High Yield Bond Fund Class C	Dunham High Yield Bond Fund Class N
1	$276	$201
3	$847	$621

(1)    Each Fund pays the Adviser a fee for its services that is computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund. The fees of each Sub-Adviser are paid by the Fund. In order to reduce Fund expenses, Fund service providers may voluntarily waive a portion of their fees.  Such waivers or reductions are voluntary and may be terminated at any time.  The nature of the services provided to, and the aggregate management fees paid by each Fund are described under “Investment Adviser.”  The base sub-advisory fee of the Dunham High Yield Bond Fund is 0.50% with a fulcrum fee of 0.30%. The lowest sub-advisory fee possible is 20 basis points, and the highest sub-advisory fee possible is 80 basis points. The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds. After July 1, 2006, the fee will be calculated at the end of each month using a base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over a rolling twelve-month period.

(2)    These expenses, which include custody, administration, transfer agency, and other customary fund expenses, are based on estimated amounts for each Fund’s current fiscal year.

PENN Capital Management, The Libertyview Building, Suite 210, 457 Haddonfield Road Cherry Hill, NJ 08002, serves as the sub-adviser for the High Yield Bond Fund.  PENN’s core business is fundamental, bottom up research on the universe of high yield and small capitalization companies.  PENN’s ten-member investment team is responsible for understanding a company’s entire capital structure. The style seeks to preserve investors’ principal, while providing a high level of current income. The style invests primarily in single-B rated high yield bonds, consisting of 100% cash-paying, publicly-traded corporate bonds with a preference for senior debt in a corporation’s capital structure. The style will also seek undervalued high yield bonds for potential gains based on capital appreciation. The style intends to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities. PENN maintains a discipline of selling a security if it falls 10% from cost. As of December 31, 2004, Penn had approximately $1.3 billion under management.

The following individuals manage the Dunham High Yield Bond Fund:

Richard A. Hocker, Founder/ Chief Investment Officer

Mr. Hocker serves as the Chief Investment Officer of PENN Capital Management. Mr. Hocker has over 30 years of institutional investment experience with both PENN and Delaware Investment Advisers (DIA). Since inception of the firm in November 1987, Mr. Hocker has served as Chief Investment Officer and Senior Portfolio Manager guiding policy development and the future direction of PENN’s high yield bond and equity strategies. During his tenure at DIA (1977-1987), Mr. Hocker launched and managed one of the first high yield mutual funds, the Delchester High Yield Bond Fund. Mr. Hocker also managed a number of the nation’s first institutional high yield pension investors, including General Motors, State of Vermont Teachers Retirement Association, and Colorado Fire and Police. Prior to DIA, Mr. Hocker was head of Investment Division of Provident National Bank, a $3 billion regional bank, which is now part of PNC Bank.  Mr. Hocker is a 1964 graduate of Valley Forge Military Academy and was a Trustee Board Member for over 15 years. Additionally, Mr. Hocker was a member of the Executive Committee and Chairman of the Investment Committee. Mr. Hocker received both his BS in accounting and MBA in finance from the Kogood School of Business, American University.

J. Paulo Silva, CFA, Portfolio Manager/ Principal

J. Paulo Silva joined PENN Capital Management as a research analyst in June 2002, and was promoted to portfolio manager in 2004. During his MBA program in 2001, Paulo worked as an associate in the Mergers and Acquisitions department at Xcelecom (United Illuminating). Prior to graduate school, Paulo was a Project Manager with GZA GeoEnvironmental, Inc.  As a Portfolio Manager at PENN, Paulo’s responsibilities include covering Healthcare, Automotive, Technology, Chemicals, and Industrials. Mr. Silva received a BS in Civil Engineering, Summa Cum Laude, from Tufts University and an MBA from Yale School of Management.

Effective September 30, 2005, the Dunham High Yield Bond Fund will be able to invest in Targeted Return Index Securities (“TRAINS”) and Credit Derivative Indexes (“CDXs”), as described in the following language to be added to the Fund’s Prospectus:

For purposes of investing un-invested cash or otherwise for maintaining liquidity in the Fund’s portfolio while maintaining exposure to the high-yield market, the Dunham High Yield Bond Fund may invest in Targeted Return Index Securities (TRAINS) and CDXs of the Dow Jones CDX family of credit derivative indexes, such as the Dow Jones CDX North America High Yield Index, an index of high yield bonds.  This is not a principal investment strategy of the Fund and the Fund’s sub-adviser does not anticipate investing, under normal circumstances, more than 5% of the Fund’s net assets in TRAINS and CDXs.  Under extraordinary circumstances or for temporary defensive purposes, the Fund may invest as much as 20% in such instruments.

Derivative Strategies.  The Dunham High Yield Bond Fund may implement from time to time, certain derivative strategies including investments with respect to TRAINS and CDXs, to remain fully invested, to maintain liquidity, to increase total return, or for hedging or defensive purposes.  There can be no assurance that such strategies will be implemented, nor if they are, that they will be successful in limiting down side risk or for any other purposes.

Derivatives.  The Dunham High Yield Bond Fund may use derivative instruments, including TRAINS and CDXs.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  CDX such as the DJCDX North America High Yield Index is an investment vehicle that offers certain investors a diverse, liquid vehicle for initiating and maintaining exposure to the North American high yield credit market.  The Dow Jones CDX.North America High Yield Index, along with each of its related sub-indices, is assembled and maintained by CDS Indexco LLC (the Index Sponsor), a limited liability company owned jointly by certain of the Initial Purchasers and/or Credit Default Swap Counterparties (as well as other financial institutions). “Dow Jones” is a service mark of Dow Jones & Company, Inc. and has been licensed for use by the Initial Purchasers and/or Credit Default Swap Counterparties. The Credit Default Swap Counterparties include Bear, Stearns & Co. Inc., Citigroup, Credit Suisse First Boston, Deutsche Bank Securities, Goldman, Sachs & Co., JPMorgan, Merrill Lynch & Co., Morgan Stanley and UBS Investment Bank.  TRAINS (Targeted Return INdex Securities) Trust Series HY.NA High Yield Portfolio is a privately placed grantor investment trust which invests its assets in 68 equally weighted high yield bonds rated B3/B- or higher.  Derivatives involve special risks, which are discussed below under Principal Risks.

Derivatives Risk. When the sub-adviser uses financial derivatives such as TRAINS and CDXs, an investment in the Dunham High Yield Bond Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including:  (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited);  (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

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Dunham Short Term Bond Fund

Effective immediately, the Fund may invest up to 25% of its assets in adjustable rate securities, such as variable rate notes, subject to the 15% limit on illiquid securities.

Adjustable Rate Securities. The Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below. Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes.

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Dunham International Stock Fund

Effective June 30, 2005, the Fund may pursue its investment objective by directly purchasing securities of foreign issuers to the full extent permitted under the 1940 Act.

At a shareholder meeting held on August 26, 2005, shareholders voted to select Neuberger Berman Management Inc. as the new sub-adviser for the Dunham International Stock Fund, and voted to approve a new sub-advisory agreement with Neuberger under the following terms: the Manager will continue to retain the same portion of the management fee it currently retains (0.50%), but the Fund will pay the sub-adviser directly, at a fixed rate of 0.65% for the first year, such fee being adjustable thereafter by a fulcrum fee of plus or minus 15 basis points, depending on the Fund’s performance versus an index over the prior rolling twelve month period.  For each 100 basis points of under- or out-performance by the Fund, the sub-advisory fee will be adjusted down or up, respectively, by 5 basis points, with a maximum adjustment of 15 basis points.

Neuberger Berman Management Inc. –Sub-Adviser to Dunham International Stock Fund

Neuberger Berman Management Inc., located at 605 Third Avenue, New York, New York 10158, is a New York corporation and a wholly-owned subsidiary of Neuberger Berman Inc., also a New York corporation, which, in turn, is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., located at 745 Seventh Avenue,,New York, NY 10019.  NB had approximately  $ 92.2 billion in assets under management as of June 30, 2005.  NB manages equity, fixed income, tax-free and money market mutual funds, including the Neuberger Berman International Fund, which is an all-cap value fund, with an investment objective of long-term capital growth.

Portfolio Manager to Dunham International Stock Fund:

Benjamin Segal is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. Mr. Segal joined the firm in 1999 and has been the manager since November 2003. Prior to that he was a co-manager since 2000.  He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

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Dunham Large Cap Growth Fund

Effective March 31 2005, Baring Asset Management (“BAM”), the Sub-Adviser to the Dunham Large Cap Growth Fund underwent a change in control, which amounted to an assignment and automatic termination of the Fund’s current sub-advisory agreement under the 1940 Act.  The Board has approved an interim sub-advisory agreement with BAM under the same terms as the Fund’s current sub-advisory agreement with BAM.  This interim sub-advisory agreement will last no longer than 150 days.  A new advisory agreement with Baring, under substantially the same terms as the current sub-advisory agreement, will be presented for approval by Fund shareholders, as disclosed in the Fund’s proxy statement.

Effective immediately, Sam Rahman is the lead portfolio manager of the Dunham Large Cap Growth Fund. Pamela Hegarty no longer serves as Portfolio Manager of the Dunham Large Cap Growth Fund.

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